UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 5, 2008
Date of Report (Date of earliest event reported)

ICP SOLAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ICP Solar Technologies Inc. (the "Company"), a developer and marketer of solar cells and products, announced that the Company completed the acquisition of WES Power Technology Inc., located in St. John’s, Newfoundland ("WES").

On March 5, 2008, the Company executed a Share Purchase Agreement ("Agreement") with Gerry Heffernan, Michael Snow, and Philip Crowley, majority shareholders of WES ("WES Majority Shareholders"), pursuant to which the Company purchased from the WES Majority Shareholders all of the issued and outstanding shares of WES. As per the terms of the Agreement, the Agreement supersedes and annuls the share purchase agreement signed between the parties on August 27, 2007, filed as an exhibit herewith.

Under the terms of the Agreement, the Company acquired 100% of all of the shares of WES for the following consideration:

(a)

An amount of $1.00 was paid by the Company to WES;

(b)

Issuance by the Company of 104,050 shares of its common stock, to certain WES preferred shareholders;

(c)

Issuance by the Company of 250,000 warrants to purchase common shares of the Company, to certain WES common shareholders. The Warrants will have a maturity date of five (5) years from date of issuance and an exercise price of $0.50. The warrants shall be convertible within five (5) years from date of issuance following registration with the SEC;

(d)

Execution of employment agreements by the Company or one of its subsidiaries with each of the WES Majority Shareholders.

The aforementioned does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the Agreement, filed as an exhibit herewith and incorporated herein by reference.

SECTION 8	OTHER EVENTS

ITEM 8.08	OTHER EVENTS

On March 6, 2008, the Company issued a press release announcing the completion of the acquisition, which is filed as an exhibit hereto.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)         Exhibits.

2.1	Share Purchase Agreement, dated August 27, 2007, between ICP Solar Technologies Inc. and WES Power Technologies Inc. (1)

2.2	Share Purchase Agreement, dated March 5, 2008, between ICP Solar Technologies Inc. and WES Power Technologies Inc.

99.1	Press release dated March 6, 2008, of ICP Solar Technologies Inc., announcing the completion of the acquisition.

Note

(1) Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on August 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICP SOLAR TECHNOLOGIES INC.

Date: March 11, 2008
By: /s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman